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                                                                   EXHIBIT 23(a)

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 16, 1995 included (or incorporated by reference) in Georgia-Pacific Corporation's Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in the Registration Statement.

                                          /s/  ARTHUR ANDERSEN LLP

Atlanta, Georgia
December 1, 1995